Exhibit 10.44
CONFIDENTIAL RETENTION/STAY BONUS AGREEMENT
     Employer and Employee hereby agree and acknowledge the following:
     Employer understands that the strategic direction of Inhibitex, Inc. (the “Company”) is uncertain. The Company is requesting that the Employee continue his or her employment with the Company for a minimum period stated in Schedule A (the “Period”). Employee understands that if he continues to satisfactorily perform his or her duties through the Period, Employer agrees to continue Employee’s at-will employment and to pay Employee a retention/stay bonus as specified in Schedule A.
     If Employer terminates Employee’s employment prior to the end of the Period without “Cause”, Employee is entitled to receive upon separation from employment the compensation set forth in Schedule A, less lawful deductions. For purposes of this Agreement, the term “Cause,” as used herein, shall mean (i) the Employee’s willful misconduct, gross negligence, dishonesty or fraud in the performance of his duties hereunder, (ii) the material breach of this Agreement by the Employee after notice of such breach and a reasonable opportunity to cure, (iii) the Employee’s willful refusal or failure to perform his duties hereunder or under any lawful directive of the Board or his superior officer, as the case may be, which is consistent with his title and position after notice of such failure and a reasonable opportunity to cure, or (iv) the conviction, plea of guilty or nolo contendere of the Employee in respect of any felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct. Employee further understands and agrees that if he or she is terminated before the end of the Period for Cause or other persistent attendance or performance problems, other violations of Company’s policies or his or her voluntary resignation, he or she is not eligible to receive the retention/stay bonus (except to the extent already vested or paid) or separation pay as outlined in Schedule A. Employee understands that the retention/stay bonus as outlined herein is/are not a guarantee or contract of employment for any particular duration of time, and agrees that Employee and Employer have an at-will employment relationship. Payment of separation compensation upon termination of employment shall be conditioned upon the Employee’s execution of an appropriate Separation/Release Agreement.
     Employee affirms that he has not filed, or caused to be filed, and presently is not a party to any claim, complaint or action against Employer in any form or forum at this time. Employee understands and agrees that (i) he or she would not receive any retention/stay bonus payment(s) as outlined on Schedule A except for his execution of this Agreement and fulfillment of the conditions herein, (ii) such payment(s) are in exchange for Employee’s agreement to continue his employment with Employer as requested during the Period; (iii) and the payment(s) is/are not remuneration for services performed. Employee agrees not to disclose any information regarding the existence or substance of this Agreement, except to his spouse, tax advisor, and/or an attorney with whom Employee may choose to consult about this Agreement. This Agreement shall be governed and controlled by the laws of the state of Georgia. This Agreement may not be modified except in writing signed by both parties wherein specific reference is made to this Agreement.
     In witness whereof, the parties hereto knowingly and voluntarily execute this Agreement as of the date(s) set forth below:

/s/ Joseph M. Patti
Joe Patti

5-1-06
Date

SCHEDULE A
to
CONFIDENTIAL RETENTION/STAY BONUS AGREEMENT
Between
INHIBITEX, INC.
And
Joe Patti “Employee”
Dated: May 1, 2006

1.	Period for Retention/Bonus:	April 24, 2008

2.	Pay for minimum period:	Cash: $59,875
		Options: 35,000
		Restricted Stock: 80,120

3.	Grant Date:	April 24, 2006

4.	Exercise Price:	$2.05

5.	Vesting:	Anniversary of Grant Date	Percent Vested
		April 24, 2007	50%
		April 24, 2008	50%

6.	If the Company undergoes a Change of Control, the Employee will vest immediately in the retention/stay bonus.

/s/ Joseph M. Patti
Joe Patti

5-1-06
Date

CONFIDENTIAL RETENTION/STAY BONUS AGREEMENT
     Employer and Employee hereby agree and acknowledge the following:
     Employer understands that the strategic direction of Inhibitex, Inc. (the “Company”) is uncertain. The Company is requesting that the Employee continue his or her employment with the Company for a minimum period stated in Schedule A (the “Period”). Employee understands that if he continues to satisfactorily perform his or her duties through the Period, Employer agrees to continue Employee’s at-will employment and to pay Employee a retention/stay bonus as specified in Schedule A.
     If Employer terminates Employee’s employment prior to the end of the Period without “Cause”, Employee is entitled to receive upon separation from employment the compensation set forth in Schedule A, less lawful deductions. For purposes of this Agreement, the term “Cause,” as used herein, shall mean (i) the Employee’s willful misconduct, gross negligence, dishonesty or fraud in the performance of his duties hereunder, (ii) the material breach of this Agreement by the Employee after notice of such breach and a reasonable opportunity to cure, (iii) the Employee’s willful refusal or failure to perform his duties hereunder or under any lawful directive of the Board or his superior officer, as the case may be, which is consistent with his title and position after notice of such failure and a reasonable opportunity to cure, or (iv) the conviction, plea of guilty or nolo contendere of the Employee in respect of any felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct. Employee further understands and agrees that if he or she is terminated before the end of the Period for Cause or other persistent attendance or performance problems, other violations of Company’s policies or his or her voluntary resignation, he or she is not eligible to receive the retention/stay bonus (except to the extent already vested or paid) or separation pay as outlined in Schedule A. Employee understands that the retention/stay bonus as outlined herein is/are not a guarantee or contract of employment for any particular duration of time, and agrees that Employee and Employer have an at-will employment relationship. Payment of separation compensation upon termination of employment shall be conditioned upon the Employee’s execution of an appropriate Separation/Release Agreement.
     Employee affirms that he has not filed, or caused to be filed, and presently is not a party to any claim, complaint or action against Employer in any form or forum at this time. Employee understands and agrees that (i) he or she would not receive any retention/stay bonus payment(s) as outlined on Schedule A except for his execution of this Agreement and fulfillment of the conditions herein, (ii) such payment(s) are in exchange for Employee’s agreement to continue his employment with Employer as requested during the Period; (iii) and the payment(s) is/are not remuneration for services performed. Employee agrees not to disclose any information regarding the existence or substance of this Agreement, except to his spouse, tax advisor, and/or an attorney with whom Employee may choose to consult about this Agreement. This Agreement shall be governed and controlled by the laws of the state of Georgia. This Agreement may not be modified except in writing signed by both parties wherein specific reference is made to this Agreement.
     In witness whereof, the parties hereto knowingly and voluntarily execute this Agreement as of the date(s) set forth below:

/s/ Joseph M. Patti
Joe Patti

9-5-06
Date

SCHEDULE A
to
CONFIDENTIAL RETENTION/STAY BONUS AGREEMENT
Between
INHIBITEX, INC.
And
Joe Patti “Employee”
Dated: September 5, 2006

1.	Period for Retention/Bonus:	April 24, 2008

2.	Pay for minimum period:	Cash: $19,125
		Restricted Stock: 22,869

3.	Vesting:	Anniversary of Grant Date	Percent Vested
		April 24, 2007	50%
		April 24, 2008	50%

4.	If the Company undergoes a Change of Control, the Employee will vest immediately in the retention/stay bonus.

/s/ Joseph M. Patti
Joe Patti

9-5-06
Date